UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 12, 2004

STRATEGIC HOTEL CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32223	33-1082757
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Suite 4600, Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(312) 658-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 12, 2004, the Board of Directors of Strategic Hotel Capital, Inc. (the “Corporation”) appointed Monte J. Huber, age 32, as Principal Financial Officer of the Corporation. Mr. Huber is also Vice President and Controller (Principal Accounting Officer) of the Corporation. Mr. Huber joined Strategic Hotel Capital, L.L.C., the Corporation’s predecessor, in December 2002 as Director–Financial Accounting & Reporting. Prior to joining the Corporation’s predecessor, he was Director–Finance for Yesmail, Inc., an online marketing firm where among other duties, he was responsible for the financial reporting and controller functions. Before joining Yesmail in July 2000, Mr. Huber spent six years with Arthur Andersen LLP where he rose to the position of Manager in the Audit and Business Advisory Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2004	STRATEGIC HOTEL CAPITAL, INC.

	By:	/s/ Laurence S. Geller
	Name:	Laurence S. Geller
	Title:	Chief Executive Officer

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